Exhibit 99.2

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             SITHE ASSETS


The following table shows Sithe's principal assets as of December 31, 2002:
                                                                                                                           Net
                                                                            No. of                                      Generation
Type of Plant                      Station                  Location        Units        Fuel      Dispatch Type       Capacity (MW)
================================== =======================  =============== ==========  ========  ===============  =================

Assets pending sale to Reservoir:
Qualifying Facilities              Greeley                  Colorado            1           Gas      Base-load                 49
                                   Kenilworth               New Jersey          1           Gas      Base-load                 26
                                   Naval Station            California          1         Gas/Oil    Base-load                 47
                                   Naval Training Center    California          1         Gas/Oil    Base-load                 22
                                   North Island             California          1         Gas/Oil    Base-load                 34
                                   Oxnard                   California          1           Gas      Base-load                 48

Merchant Plants                    Cardinal                 Canada              1           Gas      Base-load                157
                                                                            ----------                                       -------

                Total                                                           7                                             383
                                                                            ==========                                       =======



Assets remaining at Sithe:
Merchant Plants                    Batavia                  New York            1           Gas     Intermediate               51
                                   Massena                  New York            1         Gas/Oil   Intermediate               68
                                   Ogdensburg               New York            1         Gas/Oil   Intermediate               71
                                                                            ----------                                       -------
                                                                                3                                             190
                                                                            ----------                                       -------

Qualifying Facilities              Allegheny 5, 6, 8, 9     Pennsylvania        4          Hydro    Intermediate               50
                                   Bypass                   Idaho               1          Hydro     Base-load                 10
                                   Elk Creek                Idaho               1          Hydro     Base-load                  2
                                   Hazelton                 Idaho               1          Hydro     Base-load                  9
                                   Independence             New York            1           Gas      Base-load                617
                                   Ivy River                North Carolina      1          Hydro     Base-load                  1
                                   Montgomery Creek         California          1          Hydro     Base-load                  3
                                   Rock Creek               California          1          Hydro     Base-load                  4
                                   Sterling                 New York            1           Gas     Intermediate               55
                                                                            ----------                                       -------
                                                                               12                                             751
                                                                            ----------                                       -------

Under Construction                 TEG 1, 2                 Mexico              2          Coke      Base-load                228
                                                                            ----------                                       -------

                Total                                                          17                                           1,169
                                                                            ==========                                      ========



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